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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JULY 17, 2003


                  BUILDING MATERIALS CORPORATION OF AMERICA
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                    33-81808                 22-3276290
 (State or Other Jurisdiction  (Commission File Number)     (IRS Employer
       of Incorporation)                                  Identification Number)

                                1361 Alps Road
                           Wayne, New Jersey 07470
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (973) 628-3000

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                            ADDITIONAL REGISTRANTS


                                                                                   Address, including zip code
                             State or other                                        and telephone number,
                             jurisdiction of                                       including area code, of
Exact name of registrant     incorporation or      Registration No./I.R.S.         registrant's principal
as specified in its charter  organization          Employer Identification No.     executive offices
---------------------------  ---------------       --------------------------      --------------------------




Building Materials           Delaware              333-69749-01/                   1361 Alps Road
Manufacturing Corporation                          22-3626208                      Wayne, NJ  07470
                                                                                   (973) 628-3000

Building Materials           Delaware              333-69749-02/                   300 Delaware Avenue,
Investment Corporation                             22-3626206                      Suite 303
                                                                                   Wilmington, DE  19801
                                                                                   (302) 427-5960



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ITEM 5.  OTHER EVENTS.

            On July 9, 2003, Building Materials Corporation of America (the "Company"), entered into a new $350 million Senior Secured Credit Facility, the initial borrowings of which were used to repay amounts outstanding under the Company's $210 million Secured Revolving Credit Facility, to repay the $115 million Accounts Receivable Securitization Agreement and the $7 million Precious Metals Note. A copy of the news release announcing this transaction is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits

Exhibit Number              Description
--------------              -----------
         99.1               News release issued July 17, 2003 regarding the
                            announcement of the new $350 million Senior Secured
                            Credit Facility.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS INVESTMENT CORPORATION
                                    BUILDING MATERIALS MANUFACTURING CORPORATION



Dated: July 23, 2003               By:      /s/ John F. Rebele
                                   ---------------------------
                                   Name:   John F. Rebele
                                   Title:  Senior Vice President and
                                           Chief Financial Officer










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                                EXHIBIT INDEX

      Exhibit Number       Description
      --------------       -----------
          99.1             News release issued July 17, 2003 regarding the
                           announcement of the new $350 million Senior Secured
                           Credit Facility.


                                       3
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